SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: July 10, 2006
                  Date of Earliest Event Reported: July 5, 2006



                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                   California
                 (State or Other Jurisdiction of Incorporation)


          1-11476                                 95-3977501
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 (Commission File Number)            (I.R.S.  Employer Identification No.)


 13520 Evening Creek Drive, Suite 130, San Diego, California        92128
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         (Address of Principal Executive Offices)                (Zip Code)


                                 (858) 391-3400
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b)).

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

8.01. Other Events.

         On July 5, 2006, World Waste Technologies, Inc. issued a press release regarding (i) World Waste's completion of the initial test shipments of its unbleached fiber pulp product and (ii) the results of its recent offerings of preferred stock and warrants and related senior secured note exchange. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.             Description
--------------------    -------------------------------------------------------
99.1                    Press release issued by World Waste Technologies, Inc.
                        on July 5, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Date:  July 10, 2006                   WORLD WASTE TECHNOLOGIES, INC.



                                       By: /s/ David Rane
                                       -----------------------
                                       David Rane
                                       Chief Financial Officer